As filed with the Securities and Exchange Commission
                               on April 25, 1997

                                                     File No. 33-44909
                                                     File No. 811-6520

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               F O R M  N-1A
             Registration Statement Under the Securities Act of 1933
                            Post-Effective Amendment No. 9
                                       and
         Registration Statement Under the Investment Company Act of 1940
                                   Amendment No. 11
                              ____________________

                              SMITH BREEDEN TRUST
               (Exact Name of Registrant as Specified in Charter)

                          100 Europa Drive, Suite 200
                       Chapel Hill, North Carolina 27514
                    (Address of Principal Executive Office)

                                 (919) 967-7221
              (Registrant's Telephone Number, Including Area Code)

                               MICHAEL J. GIARLA
                          100 Europa Drive, Suite 200
                       Chapel Hill, North Carolina 27514
                    (Name and Address of Agent for Service)

                                _______________

                     Please Send Copy of Communications to:

                             MARIANTHE S. MEWKILL
                         Smith Breeden Associates, Inc.
                          100 Europa Drive, Suite 200
                             Chapel Hill, NC 27514
                                 (919)-967-7221

           It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933.

           The Registrant has previously registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 notice for the Registrant's most recent fiscal year will be filed on or before May 30, 1997.

                                _______________

                              SMITH BREEDEN TRUST
                     SMITH BREEDEN EQUITY INDEX PLUS FUND
                             CROSS REFERENCE SHEET

                                   FORM N-1A


                Part A:  Information Required in Prospectus


N-1A
Item No.     Item                       Location in the
                                        Registration Statement
                                       by Prospectus Heading

1.           Cover Page                 Cover Page


2.           Synopsis                   Expense Table


3.           Condensed Financial
             Information                Financial Highlights


4.           General Information
             and History               "Description of the Trust"


5.           Managment of the Fund      "Management of the Fund"

5a.          Management's Discussion
             of Fund's Performance      Contained in the Fund's Annual
                                        Report to shareholders

6.           Capital Stock and Other
             Securities                 "Distributions and Taxes";
                                        "Description of the Trust"

7.           Purchase of Securities
             Being Offered              "Purchase and Redemption
                                        of Shares"; "Valuation of
                                        Fund Shares"

8.           Redemption or Repurchase   "Purchase and Redemption
                                        of Shares"

9.           Pending Legal Proceedings  Not Applicable

   JUNE 24, 1997

   SMITH BREEDEN EQUITY INDEX PLUS FUND


   Smith Breeden Equity Index Plus Fund (the
"Equity Index Plus Fund" or the "Fund") seeks to provide a total return exceeding the Standard & Poor's 500
Composite Stock Price Index without
additional equity market risk. The Fund is a series of Smith Breeden Trust. Smith Breeden Associates, Inc. (the "Adviser") serves as investment adviser to the Fund. This Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. The Fund utilizes index futures contracts and equity swap contracts to track the return of the S&P 500 Index, and invests substantially all of its assets in fixed-income securities and related hedging and other instruments. Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends on whether the total return on the Fund's fixed income investments equals or exceeds the Fund's total operating expenses, as well as other factors. See
"Investment Objectives, Policies, and Risk
Considerations."

   An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will meet its investment objective. This Prospectus sets forth concisely the information about the Fund that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference. A Statement of Additional Information, date June 24, 1997 which is incorporated herein by reference, has been filed with the Securities and Exchange Commission with respect to the Fund. The
Statement of Additional Information, which may be revised from time to time, contains further information about the Fund, and is available without charge by writing to the Fund at 100
Europa Drive, Chapel Hill, North Carolina 27514 or by calling 1-800-221-3138.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

   		TABLE OF CONTENTS

Expense Table 						3
Financial Highlights					5
Smith Breeden Equity Index Plus Fund 			6
Investment Objective, Policies and Risk
    Considerations 					6
Other Investment Practices and Risk
    Considerations 					16
Management of the Fund 					18
Pricing of Fund Shares 					22
How to Purchase Shares 					23
How to Exchange Shares 					26
How to Redeem Shares   					27
Dividends and Distributions 				29
Shareholder Reports and Information			30
Retirement Plans					31
Service and Distribution Plans				31
Taxes							31
Capital Structure					32
Transfer, Dividend Disbursing Agent,
    Custodian and Independent Auditors			33
Fund Performance		    			33


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

			EXPENSE TABLE

   The following table is designed to assist you in understanding the expenses you will bear as a shareholder in the Equity Index Plus Fund. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of the Fund. Annual Fund Operating
Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The expenses shown below are based on the Fund's expenses for the fiscal year ended March 31, 1996.


   Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases		None
Maximum Sales Load Imposed on
   Reinvested Dividends				None
Deferred Sales Load Imposed on Redemptions 	None
Redemption Fees 1                     	   	None
Exchange Fees                        	   	None

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees 2                      		0.70%
Other Expenses (net of reimbursement)   	0.18%
Total Fund Operating Expenses
   (net of reimbursement) 3 			0.88%
_____________________________
1 A transaction cost of $9 may be imposed on redemptions by wire transfer.

2 Pursuant to a distribution and services plan in respect of the Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of the Fund's net assets out of its management fee. See "Service and Distribution Plans."

3 The Other Expenses in the table and Total Fund Operating Expenses reflect undertakings by the Adviser to bear expenses of the Fund and/or waive its fees to the extent necessary to limit Total Fund Operating Expenses to 0.88% for the Equity Index Plus Fund through March 31, 1998 and are estimates which are based upon Total Fund Operating Expenses for the fiscal year ended March 31, 1996. Absent the expense limitation, Other Expenses and Total Fund Operating Expenses would be 3.88% and 4.58% for the Equity Index Plus Fund. Actual Total Fund Operating Expenses for the fiscal year ended March 31, 1996 were 0.90% for the Equity Index Plus Fund.

   The following example illustrates the expenses that apply to a $250 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption or no redemption at the end of each time period. Except as noted in the table above, the Fund charges no redemption fees.


1 Year	3 Years	5 Years  10 Years

$ 3	$ 8	$ 12	  $ 27

This example is based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The annual rate of return may be more or less than 5%.

   The Fund may be recommended to investors by registered investment advisors. Such advisors customarily impose fees which would be in addition to any fees and expenses presented in the above table. According to recent financial articles, such fees may be as high as 2% of assets per year. Neither the Fund, nor the Adviser, exercises any control over such advisory fees and may not be informed of the level of such fees.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from June 30, 1992, the date the Fund commenced operations, through September 30, 1996 and except for the six months ended
September 30, 1996, are a part of the Fund's financial
statements.  All financial information shown below, with the exception of the information shown for the six months ended September 30, 1996 has been audited by Deloitte & Touche LLP, independent
auditors.  This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte &
Touch LLP thereon which appear in the Fund's Statement of Additional
Information.  (The Equity Index Plus Fund was previously named The
Equity Plus Fund.)
			   	Six Months
				Ended
				September 30,						   	Period
			     	1996 		Year Ended 	Year Ended   	Year Ended     	Ended
				(Unaudited)	March 31, 1996 	March 31, 1995 	March 31, 1994 	March 31, 1993
Net Asset Value,
Beginning of Period........	$12.27	  	$10.84		$9.88		 $10.85		 $10.00
Income From Investment
Operations
Net investment income...... 	0.294		0.615	 	0.568	       	0.476	       	0.355
Net realized and unrealized
 gain (loss) on investments 	0.627	        2.768		1.081	       	(0.216)	       	1.281
Total from investment
operations.................	0.921  	     	3.383	  	1.649	       	0.260 	        1.636

Less Distributions
Dividends from net
investment income.......... 	(0.240)		(0.583)	  	(0.568)	      	(0.472)	      	(0.311)
Dividends in excess of net
  investment income........ 	  --   	  	 --   	   	(0.001)		  --  	          --
Distributions from net
  realized gains on
  investments..............	(0.821)	        (1.370)	       	(0.047)	       	(0.701)	        (0.420)
Distributions in excess of
  net realized gains on
  investments..............	  --	         --   	     	(0.073)	        (0.057)	       	(0.055)
Total distributions........ 	(1.061)	        (1.953)	       	(0.689)	        (1.230)	      	(0.786)

Net Asset Value,
End of Period..............	$12.13 		$12.27 		$10.84        	$9.88   	$10.85

Total Return...............	16.26%		32.30%	      	17.18%	       	2.19%	       	22.59%<F1>

Ratios/Supplemental Data
Net assets, end of period..	$7,314,905     	$4,766,534	$2,107,346     	$1,760,519      $903,846
Ratio of expenses to
average net assets
  Before expense
  limitation...............     3.25%  		4.58%	     	7.75%		7.08%		28.48%<F1>
  After expense
  limitation...............   	0.89%	     	0.90%	     	0.90%	      	0.90%		0.57%<F1>
Ratio of net income to
average net assets
  Before expense
  limitation............... 	3.29% 		1.85%	  	0.59%	      	1.84%	     	(22.63%)<F1>
  After expense
  limitation...............   	5.65%	   	5.53% 		7.44%	      	8.02%	  	5.28%<F1>
Portfolio turnover rate....   	88%	  	107%	        120%	       	119% 	     	271%

<F1>      Annualized

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.


   		SMITH BREEDEN EQUITY INDEX PLUS FUND

The Equity Index Plus Fund is currently the only series of the Smith Breeden Trust (the "Trust"), an open-end diversified management investment company registered under the Investment
Company Act of 1940 (the "1940 Act").

Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Trust. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities and charitable foundations. The firm specializes in mortgage securities, interest-rate risk management, and the application of option pricing to investments and banking. Smith Breeden currently advises, or manages on a discretionary basis, assets totalling over $20 billion.

	INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

   The investment objective of the Equity Index Plus Fund is not fundamental, and may be changed without a vote of the majority of the shareholders of the Fund. Shareholders of the Fund will receive a written notification at least thirty days prior to any change in the Fund's investment objective. If such a change in the investment objective of the Fund occurs, such changes may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of their investment in the Fund.

   Because shares of the Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Because of the risks inherent in all investments, there can be no assurance that the objective of the Fund will be met.

   The Equity Index Plus Fund seeks to provide a total return exceeding the Standard & Poor's Composite Stock Price Index (the
"S&P 500 Index") without additional equity market risk. The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. The Fund utilizes index futures contracts and equity swap contracts to track the return of the S&P
500 Index, and invests substantially all of its assets in fixed-income securities and related hedging and other instruments. With these fixed-income investments, the Fund seeks to produce a total return in excess of the Fund's operating costs.

   The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

   The Equity Index Plus Fund seeks its objective by dividing its portfolio into two segments- an "Equity
Simulation Segment" and a "Fixed Income Segment."  Through the
Equity Simulation Segment, the Fund invests in a combination of equity swap contracts, futures contracts on the S&P 500 Index and on other stock indices, including, but not limited to, the New York Stock Exchange Composite Index, and common stocks whose return (before deducting allocated costs) is expected to track movements in the S&P 500 Index.
By employing this strategy, the Fund seeks to achieve the same investment opportunity and risk profile for the Equity
Simulation Segment as that of a hypothetical portfolio, equal in size to the Fund, invested in the common stocks comprising the S&P 500 Index in proportion to their respective weight in the S&P 500 Index. In the Equity Simulation Segment, the Fund expects its use of stock index futures other than S&P 500 stock index futures to be minimal.

   Through the Fixed Income Segment, the Fund invests in fixed-income securities and uses related hedging techniques, such as futures, options, floors, caps and swaps. The Fund may also engage in loans of portfolio securities, dollar rolls, and reverse repurchase agreements as investment techniques to enhance income and total return. With these investments, the Fund seeks to generate income (consisting primarily of interest income) and gains which exceed the total costs of operating the Fund (including the costs associated with the Equity Simulation Segment). Thus, whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends on whether the total return on the Fund's Fixed-Income
Segment equals or exceeds the Fund's total operating expenses, as well as other factors described below.

   The Fixed Income Segment of the Equity Plus Fund will invest substantially all of its assets in U.S. Government securities. U.S. Government Securities include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including, but not limited to, Government National Mortgage Association ("GNMA"), Federal
National Mortgage Association ("FNMA") and Federal Home Loan
Mortgage Corporation ("FHLMC") securities.  (Other U.S.
Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) It is anticipated that the Fixed-Income Segment will invest substantially all of its assets in FNMA, FHLMC, and GNMA mortgage-backed certificates and other U.S. Government Securities representing ownership interests in mortgage pools.

    The Fixed Income Segment also may invest in bank certificates of deposit, corporate debt obligations, and mortgage-backed and other asset-backed securities of non-governmental issuers. At the time of purchase, with the exception of mortgage-backed and asset-backed securities, the Fixed Income Segment's investments will be either of investment grade (as rated by Standard & Poor's ("S&P") or Moody's Investors Services, Inc. ("Moody's")), or, if unrated, determined by the Adviser to be of comparable quality. Investments in mortgage-backed and other asset-backed securities will be rated at the time of purchase at least A by Moody's and S&P. The lowest quality investment grade fixed income securities are rated BBB by Moody's or Baa by S&P, have certain speculative characteristics, and are more susceptible to adverse changes in circumstances and economic conditions than higher rated fixed income securities. The Adviser will monitor the Equity Index Plus Fund's investments in fixed income securities and will cause the Fund to dispose of any such security whose rating is reduced to below investment grade.

   While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs are backed by the full faith and credit of the U.S. Government, other securities in which the Fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Fund will seek to minimize this risk of default by investing in securities of investment grade. The individual securities continue to be subject to the risk that their prices can fluctuate, in some cases significantly, due to changes in prevailing interest rates.

   The Fund will engage in various hedging strategies so that the volatility of the Fixed Income Segment will be similar to that of a one-year Treasury Bill. Such investment techniques and hedging strategies include mortgage and interest rate swaps, interest rate futures and options on such futures, short sales and interest rate caps, floors and collars. Appendix A provides information about these hedging techniques and the risks they entail.

   There can be no assurance that the hedging techniques employed by the Fixed Income Segment will be successful. As a result, the Fund may not achieve, and may at times exceed, its targeted option-adjusted duration. The Fund's hedging techniques may not be successful because the Adviser's computation of option-adjusted duration is based on estimates of expected prepayment rates, valuation of homeowners' prepayment options, and the correlation of changes in the market prices of the securities and the hedge instruments owned by the Fund (as described in Appendix A).

   The Fixed Income Segment of the Equity Index Plus Fund may also engage in loans of portfolio securities, dollar rolls and reverse repurchase agreements as investment techniques. These techniques will be undertaken to enhance income and total return. See "Other Investment Practices and Risk Considerations."

   Set forth below is an example of how the Fund might invest a $100 million portfolio:

1.  Enter into an equity swap contract with a notional amount of $50 million;
2. Purchase S&P 500 index futures contracts with a total contract value of $45 million; and
3.  Purchase $5 million worth of common stocks comprising the S&P
    500 Index in proportion to their respective weightings in the S&P 500 Index.

   Because equity swap contracts and futures contracts may generally be initially entered into without making cash payments, the Fixed Income Segment would then invest $95 million in various fixed income securities with appropriate hedging strategies. If, during the course of the year, the stocks comprising the S&P 500 Index appreciate 10% on average and pay a 4% dividend, and if the interest on the equity swap contract's notional amount is 6%, at the end of the year the following would occur:

1. The counterparty to the equity swap contract will be required to pay the Fund $4 million ($7 million appreciation and dividends minus $3 million interest);
2. The S&P 500 index futures contract would be closed out at a gain of $3.6 million ($6.3 million S&P 500 Index appreciation less $2.7 million for the S&P 500 Futures implicit cost of carry);
3. Dividend income and gain on the common stocks would total $0.7 million and in sum;
4. The Equity Simulation Segment's return, before related operating expenses, would total $8.3 million dollars or 8.3%.

   The Fund's total operating expenses (other than brokerage expenses and the interest on the notional amount of the equity swap contract as described above) are 0.88% of total net assets or $0.88 million dollars. After consideration of these expenses, the Equity Simulation Segment's return would total 7.42%.
Therefore, the Fund will achieve a total return equal to the S&P 500
Index only if the Fixed Income Segment has a total return equal to 6.93% per annum. If the Fixed Income Segment achieves this result, then the Fund's total net assets will be $114 million - an increase of 14% and a total return equal to the S&P 500 Index. If the Fixed
Income Segment's total return is greater or less than 6.93% per annum, the Fund's total return will, in turn, be greater or less than the S&P 500 Index.

   The Equity Simulation Segment's actual opportunities for gain and loss may be greater than a hypothetical portfolio invested in the stocks comprising the S&P 500 Index depending upon the Fund's exposure to the S&P 500 Index, which could at times be higher or lower than the Fund's total assets. For example, the total net notional amount of the Fund's equity swap contracts, S&P 500 or other stock index futures plus the market value of common stocks owned by the Fund may exceed the Fund's total net assets as a result of purchases and redemptions of Fund shares. In addition, since S&P 500 Index Futures can only be purchased for specific amounts, the Fund might not be able to match accurately a notional amount of futures contracts to the Fund's total net assets. Under normal market conditions, the Fund expects that such variations in S&P 500 Index exposure will generally be up to 5% greater or less than the Fund's total net assets. Also, the ability of the Equity Simulation Segment of the Fund's portfolio to replicate the investment opportunity and risk profile of a hypothetical stock portfolio may be diminished by imperfect correlations between price movements of the S&P 500 Index with price movements of S&P 500 and other stock index futures and/or the common stocks purchased by the Fund. In addition, the purchase and sale of common stocks and S&P 500 and other stock index futures involve transaction costs and equity swap contracts require the Fund to pay interest on the notional amount of the contract. Therefore, assuming the Fund has successfully tracked the movement of the S&P 500 Index, -9-
the Fund will outperform the S&P 500 Index only if the total net return on the Fixed Income Segment of the Fund's portfolio exceeds the sum of (to the extent applicable) of (1) the Fund's transaction costs on S&P 500 and other stock index futures and common stock transactions, (2) the interest payments under the Fund's equity swap contracts and (3) the Fund's operating expenses as described more fully under "Management of the Fund."

   Characteristics of Investments.
Equity Swap Contracts. The Equity Simulation Segment will use equity swap contracts whose return (before deducting interest costs) is expected to track closely the return of the S&P 500
Index.  The Fund will not use equity swap contracts for leverage.
The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P
500 Index (as if the Fund had invested the notional amount directly in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments.
Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts.
The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk.

   The Fund may from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the S&P 500 Index) to reduce the amount of the Fund's equity market exposure. These positions are sometimes referred to as "reverse equity swap contracts".

   The Equity Index Plus Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.
In addition, the staff of the SEC considers equity swap contracts and reverse equity swap contracts to be illiquid securities. Consequently, -10-
while the staff maintains this position, the Fund will not invest in equity swap contracts or reverse equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.

   The Adviser and the Equity Index Plus Fund do not believe that the Fund's obligations under equity swap contracts or reverse equity swap contracts are senior securities, so long as such a segregated account is maintained, and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

S&P 500 Index and Other Stock Index Futures.
   S&P 500 and other stock index futures represent contracts to buy a number of units of the S&P 500 Index or some other stock index at a specified future date at a price agreed upon when the contract is made. Upon entering into a contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities, generally not exceeding 5% of the face amount of the contract. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker will be made on a daily basis as the value of the futures contract fluctuates.

   Purchased futures contracts may be closed out only by entering into a futures contract sale with the same terms as the contract to be closed out on the futures exchange on which the futures are traded.
The liquidity of the market in futures contracts could be adversely affected by daily price fluctuation limits established by an exchange which limit the amount of fluctuation in the price of a futures contract during a single trading day. In such case, it may not be possible for the Fund to close out its futures contract position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   The Equity Index Plus Fund will not purchase S&P 500 or other stock index futures, except for bona fide hedging purposes, if as a result the Fund's aggregate initial margin deposits and premiums would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an S&P 500 or other stock index futures contract, it is required to maintain at all times while the contract is held by the Fund, cash, U.S. government securities or other appropriate securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. These amounts on deposit will constitute a portion of the Fund's Fixed
Income Segment.  The Fund will not use futures contracts for leverage.
   Common Stocks. When index futures contracts and/or equity swap contracts are, in the judgement of the Adviser, overpriced relative to the common stocks underlying the S&P 500 Index, the Fund may invest directly in the common stocks represented by the S&P 500 Index. The Fund will not own all 500 issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the S&P 500 Index.
Subject to limits on the Fund's investments in other investment companies, the Fund may also invest in these stocks indirectly by purchasing interests in asset pools investing in such stocks. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund.

Mortgage-Backed and Other Asset-Backed Securities.
    Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities", as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other instruments described below.

   There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

   The Equity Index Plus Fund may invest in other mortgage-backed and asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.

   Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Fund may purchase certain options and options on futures contracts as described more fully in Appendix A.

   Adjustable-Rate Securities. Adjustable-rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Fixed Income Segment of the Equity Index Plus Fund may invest in adjustable-rate securities backed by assets other than mortgage pools.

   Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated with mortgage-backed securities generally.

   Collateralized Mortgage Obligations ("CMOs") A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity.
 Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
 Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

   CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by
all other outstanding classes or series of the CMOs.   In
addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.


   In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies.
 See "Investment Restrictions" in the Statement of Additional Information with respect to the Fund. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

   Stripped Securities ("STRIPS").   The Equity Index Plus Fund
may invest in STRIPS. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described below in "Hedging Instruments" and in Appendix A. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

   New instruments and variations of existing mortgage-backed securities continue to be developed. The Fund may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.

   Zero Coupon Securities. The Fund may also invest in "zero coupon" securities (which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security). Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

   The Equity Index Plus Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though the Fund does not receive the income currently.
Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

   Hedging Instruments. The Equity Index Plus Fund may employ certain active management techniques to achieve its duration objective and to hedge the interest-rate risks associated with its fixed-income securities in accordance with such objectives.
 Since some of the securities may have longer or shorter durations than the Fund's specified duration objectives, hedging may be required either to lengthen or to shorten the duration of the Fund's portfolio. The Fund will seek continually to manage duration within a narrow range.

   The Fund intends to use hedging transactions primarily to protect against interest-rate fluctuations and not as speculative transactions. The Fund may also use hedging transactions as a temporary substitute for purchasing particular securities. The Fund may enter into mortgage and interest-rate swaps, purchase or sell interest-rate floors, caps or collars, enter into interest-rate futures contracts and related options, and engage in short sales to hedge against interest rate fluctuations. In addition, the Fund may use SMBS to better maintain its targeted option-adjusted duration.

   Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions.
The hedging transactions that the Fund currently contemplates using are described in detail in Appendix A, including a discussion of its risks.

	OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

   The Equity Index Plus Fund may also engage in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information for the Fund contains more detailed information about these practices, including limitations designed to reduce these risks.

   Securities Loans, Repurchase Agreements and Forward Commitments. The Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans.) The Fund will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

   The Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Fund's custodian. Subject to this requirement, the Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

   Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. In order to increase income, the Fund may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Statement of Additional Information for the Fund contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund and require segregation of assets with the Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. The Fund may also borrow money from banks in an amount up to 33 1/3% of the Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require the Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, the Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to engage in short sales as a form of hedging to shorten the overall duration of the portfolio and in order to maintain portfolio flexibility.

   When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to relinquish any payments received on such borrowed securities.

   Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid high-grade debt obligations, such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, the Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

   The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. The Fund may also effect short sales where the Fund owns or has the right to acquire at no additional cost the identical security (a technique known as a short sale "against the box").

   Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities, including non-terminable repurchase agreements having maturities of more than seven days. See "Investment Restrictions" in the Statement of Additional Information for the Fund. The Adviser will monitor the Fund's investments in illiquid securities under the supervision of the Trustees. The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which the Fund desires to invest are liquid shall be made by the Trustees or the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in Appendix A, as well as Equity Swap Contracts and Reverse Equity Swap Contracts, are illiquid.

   Portfolio Turnover. The Adviser buys and sells securities for the Fund whenever it believes it is appropriate to do so. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The portfolio turnover rate for the Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights".

While the Fund will pay commissions in connection with options and future transactions and possibly in relation to any purchase of common stocks, most of the securities in which the Fund invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission.
 Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.

   Another potential consequence of high portfolio turnover is that if 30% or more of the Fund's gross income for a taxable year is derived from gains from the sale of securities held for less than three months, the Fund would not qualify as a regulated investment company and, therefore, would be subject to corporate income tax during that taxable year. The Adviser endeavors to manage the investment composition of the Fund and to adjust the portfolio turnover, if necessary, to ensure that the Fund will be eligible for treatment as a regulated investment company.

  			MANAGEMENT OF THE FUND

   The business affairs of the Fund are managed by its Board of Trustees. The Fund has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 (the "Investment Advisory Agreement"). Pursuant to such investment advisory agreement, the Adviser furnishes continuous investment advisory services to the Fund.

Trustees and Officers

   The following is a listing of the Trustees and officers of the Trust, the legal entity that has issued shares in the Fund.

Douglas T. Breeden*               Trustee and Chairman

Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of the Journal of Fixed Income.
 Dr. Breeden has served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He is a Director of Roosevelt Bank of St. Louis, the nation's tenth largest thrift, and served as Chairman in 1995-96. He also is a principal investor and strategist for Community First Financial Group, a commercial bank holding company with three small banks located in Indiana and California. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.

   Michael J. Giarla*             Trustee and President

Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity
Strategy Group in New York.   Mr. Giarla has published a number
of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

   Stephen M. Schaefer            Trustee

Stephen M. Schaefer is Esmee Fairbairn Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He has served on the editorial board of a number of professional journals including, currently, the Journal of Fixed Income, the Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions and is a former Independent Board Member of the Securities and Futures Authority of Great
Britain.

Myron S. Scholes                  Trustee

Myron S. Scholes is the Frank E. Buck Professor of Finance at the Graduate School of Business at Stanford University (since 1983); a Senior Research Fellow at the Hoover Institution (since 1987); and is currently on leave as a Professor of Law, Stanford Law School. He is a Principal in the money management firm Long-Term Capital Management Co. (since 1993). He is a Research Associate of the National Bureau of Economic Research and is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).

Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (May
1973) (with Fischer Black). His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

   William F. Sharpe              Trustee

William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk
analysis and performance measurement.   He developed the
widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, and a procedure for estimating the style of an investment manager from its historic returns. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill,
1970), Asset Allocation Tools, (Scientific Press, 1987),

Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Rosenberg Series Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

   John B. Sprow                  Vice President, Smith Breeden Trust
                                  Portfolio Manager, Equity Index Plus Fund

Principal, Director and Executive Vice President, Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the Equity Index Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow's research and programming efforts assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.

   Marianthe S. Mewkill           Vice President, Secretary,
                                  Treasurer, and Chief Accounting Officer

Principal, Vice President and Chief Financial Officer, Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc.. She ensures compliance with agency regulations and administers the company's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.

* Interested Party

   Investment Adviser

Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Fund. Approximately 66% of the Adviser's voting stock is owned by Douglas T. Breeden, its

Chairman and President. Under its Investment Advisory Agreement with the Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Fund's portfolio and provides for the administration of all of the Fund's other affairs. For these services, the Adviser receives a fee, computed daily, and payable monthly, at the annual rate of 0.70% of the Fund's average daily net assets. Until March 31, 1998, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Fund, such that the total expenses (exclusive of ordinary brokerage commissions, investment transaction taxes and extraordinary expenses) do not exceed 0.88% of the average net assets for the Equity Index Plus Fund.

   The Adviser places all orders for purchases and sales of the Fund's securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers.

   Distribution

FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Fund for which the Adviser pays the Principal
Underwriter a fee of $25,000. Shares also may be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

   Expenses
The Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of its assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

			PRICING OF FUND SHARES

   The price you pay when buying the Fund's shares, and the price you receive when selling (redeeming) the Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Fund currently charges a $9 fee for each redemption made by wire. See "How to Redeem Shares."
-22-

   The per share net asset value of the Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in the Fund's securities such that the net asset value of the Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Fund, prior to 4:00 p.m. Eastern time, each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after 4 p.m Eastern Time by the Transfer Agent, or other agent designated by the Fund, will be confirmed at the net asset value of the following business day.

   Current holiday schedules indicate that the Fund's net asset values will not be calculated on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day.

   Under procedures approved by the Board of Trustees, the Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker/dealer experienced in such matters. Short-term investments that will mature in 60 days or less may be valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined following procedures approved by the Board of Trustees.

			HOW TO PURCHASE SHARES

   The Equity Index Plus Fund is no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund's Transfer Agent, or other agent designated by the Fund, receives and accepts your purchase order. See "Pricing of Fund Shares."

		       		Initial Minimum		Additional Minimum
Type of Account			Investment		Investment
Regular				$250	 		$50
Automatic Investment Plan	$50			$50
Individual Retirement
  Account	      		$250	  		$50
Gift to Minors			$250 			$50

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.
-23-

   How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Fund by calling 1-800-221-3138. (Please note that you must use a different application than the one provided in the prospectus for an IRA.)

Your completed Purchase Application should be mailed directly to:
			Smith Breeden Mutual Funds
			3200 Horizon Drive
			P.O. Box 61503
			King of Prussia, PA 19406-0903

All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Fund will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 10 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

   How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Fund at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:

		United Missouri Bank
		A.B.A. Number 10-10-00695
		For the account of FPS Services, Inc.
		Account Number 98-7037-071-9
		For credit to Smith Breeden Equity Index Plus Fund For further credit to: (investor account number)
		(name or account registration)
		(Social Security or Tax Identification Number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Fund at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box
61503, King of Prussia, PA 19406-0903. Shares will not be redeemed until the Fund receives a properly completed and executed Purchase Application.

   Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone will be made available to shareholders when opening an account, if they check the appropriate boxes on the Purchase Application. The Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions. The Fund reserves the right to refuse a telephone transaction if it believes it advisable to do so.

If you have any questions, please call the Fund at 1-800-221-3137.

   How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Fund your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

   Automatic Investment Plan. You may make purchases of shares of the Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the Plan") minimum initial investment of $50 before the Plan may be established. Under the Plan, your designated bank or other financial institution debits a preauthorized amount from your account each month and applies the amount to the purchase of Fund shares. The Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Plan. A $20 fee will be imposed by the Fund if sufficient funds are not available in your account or if your account has been closed at the time of the automatic transaction. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Fund at 1-800-221-3138. In the event you discontinue participation in the Plan, the Fund reserves the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $250 or less.

   Purchasing Shares Through Other Institutions. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Fund may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

   Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

   Miscellaneous. The Fund will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Fund as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not currently issue certificates.

			HOW TO EXCHANGE SHARES

   Shares of the Fund may be exchanged for shares of another Smith Breeden Mutual Fund at any time. This exchange offer is available only in states where shares of the other Smith Breeden Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimum ($250).

   Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange privilege can be adopted by checking the appropriate box on the Purchase Application. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

   The Fund will accept exchange orders by telephone or other means of electronic transmission from broker-dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

   Exchanges are made on the basis of a Fund's relative net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Additional Information on Distributions and Taxation" in the Fund's Statement of Additional Information.

   There are differences between the Trust and the Series Fund. Before making an exchange, a shareholder should obtain and review the current prospectus of the Fund into which the shareholder wishes to transfer. When exchanging shares, shareholders should be aware that the Fund may have different dividend payment dates.

The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

   If you buy shares by check, you may not exchange those shares for up to 10 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Fund at 1-800-221-3137 for further information.

   The Fund reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege
(e.g., more than five exchanges per calendar year).

   Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Fund for additional information concerning the exchange privilege.

			HOW TO REDEEM SHARES

   You may redeem shares of the Fund at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Fund. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $9 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

   How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Fund in advance.

   The Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Fund will delay payment for 10 calendar days on redemptions of recent purchases made by check. This allows the Fund to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

   How to Redeem by Telephone. To redeem shares by telephone, you must have selected this option on the Purchase Application. Once this feature has been requested, shares may be redeemed by calling the Fund at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your preauthorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

   In order to arrange for telephone redemptions after your account has been opened or to change the bank account or address designated to receive redemption proceeds, you must send a written request to the Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

   Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Fund reserves the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption. It will be deducted from your account.

   The Fund reserves the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Fund by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

   You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.


   The Fund reserves the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

   Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $250 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

   Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by the Fund on 30 days written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums), and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

		DIVIDENDS AND DISTRIBUTIONS

   The Equity Index Plus Fund intends to make quarterly distributions of net investment income. The Fund will distribute net realized gains at least annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

   Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire the Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as
dividend income or capital gain.   You may separately elect to
reinvest income dividends and capital gains distributions in shares of the Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to the Fund. The election is effective for distributions with a dividend record date on or after the date that the Fund receives notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

		SHAREHOLDER REPORTS AND INFORMATION

   The Fund will provide the following statements and reports:

Confirmation and Account Statements. After each transaction that affects the account balance or account registration, including the payment of dividends, you will receive a confirmation statement.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099 which will report the amount and tax status of distributions paid to you by the Fund for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Fund's expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Fund.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Fund or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.

		   RETIREMENT PLANS

The Equity Index Plus Fund has a program under which you may establish an Individual Retirement Account ("IRA") with the Fund and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in the Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. You may obtain additional information regarding establishing such an account by calling the Fund at 1-800-221-3138.

   The Fund may be used as investment vehicles for established defined contribution plans, including simplified employee (including SAR-SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.

		   SERVICE AND DISTRIBUTION PLANS

The Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

   Any distribution and servicing related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plan, the terms of any related service agreements, and any applicable limits imposed by the National
Association of Securities Dealers, Inc.

			   TAXES

The Equity Index Plus Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. The Fund will distribute annually substantially all of its net investment income and net capital gains on a current basis.

   All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of the Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. The Fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

   It is not anticipated that the Fund's distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, only an insignificant amount of the Fund's distributions are expected to so qualify.

   The Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application.

   The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

			   CAPITAL STRUCTURE

The Smith Breeden Trust, which issues shares in the Equity Index Plus Fund, is a Massachusetts business trust. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. Copies of the Agreement, which is governed by Massachusetts law, are on file with the Secretary of State of the Commonwealth of Massachusetts.

   The Trustees have the authority to issue shares in an unlimited number of series of either the the Trust or the Series Fund. Each such series of shares may be further divided into classes. The assets and liabilities of each such series will be separate and distinct. All shares when issued are fully paid, non assessable, and redeemable and have equal voting, dividend and liquidation rights.

   Shareholders of the Trust will vote together in electing trustees and in certain other matters. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

   Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove trustees, or to take other actions as provided in the respective Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than the Fund's insurance coverage and (ii) the Fund itself was unable to meet its obligations.

		   TRANSFER AND DIVIDEND DISBURSING
			AGENT, CUSTODIAN AND
			INDEPENDENT ACCOUNTANTS

FPS Services, Inc. ("FPS Services" or the "Transfer Agent"), 3200 Horizon Drive, King of Prussia, PA 19406, acts as the Fund's Transfer and Dividend Disbursing Agent. See "Management of the Fund." The Bank of New York acts as the custodian of the Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend
Disbursing Agent nor the Custodian has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolios. Deloitte & Touche LLP has been selected to serve as independent auditors of the Company for the fiscal year ending March 31, 1998.

			FUND PERFORMANCE

   The Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements
or communications to shareholders.   An average annual total
return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in the Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

   The Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, the Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA

Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today,
Barron's, Money and Forbes as well as in publications of a local or regional nature, may be used in comparing Fund performance.

   The Fund's total return may also be compared to the returns of such indices as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the relevant Statement of Additional Information.

   Performance quotations of the Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute the Fund's total return and yield are described in more detail in the Statement of Additional Information.

			APPENDIX A

   Hedging Instruments and Transactions of the Equity Index Plus
Fund's Fixed Income Segment

Hedging and risk management techniques require different skills from those involved in the selection of portfolio securities.
One such skill is the ability to predict the correlation of interest rate changes between markets. The Adviser has been engaged in hedging target duration portfolios for more than ten years. There can be no assurance that the Adviser will accurately predict market movements which accompany interest rate changes, in which event the Fund's overall performance may be less than if the Fund had not entered into hedging transactions.

   Interest Rate and Mortgage Swaps, Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed-rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   The Fixed Income Segment of the Equity Index Plus Fund may enter into interest rate swaps on other than a net basis.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. There can be no assurance that the Fund will be able to enter into interest rate swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Fund will be able to terminate an interest rate swap or sell or offset interest rate caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

   Inasmuch as these hedging transactions are entered into for hedging purposes, the Adviser and the Fund believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. To the extent that the Fixed Income Segment of the Equity Index Plus Fund enters into interest rate swaps on other than a net basis, the amount maintained in its segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

   The Fixed Income Segment of the Equity Index Plus Fund may enter into such transactions with counterparties who are rated at least A by Moody's and S&P at the time of entering into the
contract.   The Fund and the Adviser will closely monitor,
subject to the oversight of the Board of Trustees, the creditworthiness of the contract counterparties in order to minimize risk.

   If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest-rate swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that one of them may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swaps, caps, floors or collars.


   The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Fund will still treat these instruments as illiquid investments subject to the limitation on such investments described in the Prospectus at "Illiquid Securities".

   Calls and Puts on Securities. In order to reduce fluctuations in net asset value and portfolio holdings relative to their targeted option-adjusted duration, the Fund may purchase call or put options or sell options where it owns the security which is the subject of the option (a "covered option") on United States Treasury securities, mortgage-backed securities and Eurodollar instruments that are traded on United States and foreign-securities exchanges and in over-the-counter markets
("OTC Options").   The Fund will not sell options which are not
covered. The premiums paid on call options purchased and any related transaction costs will increase the cost of securities acquired upon exercise of the option, and unless the price of the underlying security rises sufficiently, the options may expire worthless to the Fund.

   The Fund's ability to purchase put and call options may be limited by Internal Revenue Code requirements.

   The Adviser monitors the creditworthiness of dealers with whom the Fund would enter into OTC option transactions under the general supervision of the Board of Trustees. The Fund will engage in OTC option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

   Futures and Related Options. In order to reduce fluctuations in net asset value of portfolio holdings relative to their targeted option-adjusted durations or to employ temporary substitutes for anticipated future transactions, the Fund may buy or sell financial futures contracts, purchase call or put options, or sell covered call options on such futures. There is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position.

   Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so.
 This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of existence of a liquid secondary market. Although the Fund will take an options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. The Fund, therefore, bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for the Fund to incur a loss on both the hedged securities and the hedging instrument.

   At times, the Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

   The Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

   The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements. See
"Additional Information Regarding Taxation" in the Statement of
Additional Information.

   The Equity Index Plus Fund's Equity Simulation Segment

Any investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

                     Part B:  Information Required in
                    Statement of Additional Information

N-1A
Item No.       Item                         Location in the Registration
                                            Statement

10.            Cover Page                   Cover Page

11.            Table of Contents           "Table of Contents"

12.            General Information
               and History                  See Part A Item 4.

13.            Investment Objective        "Miscellaneous
               and Policies                 Investment Practices and
                                            Risk Considerations"

14.            Management of the
               Registrant                   "Management of the Fund


15.            Control Persons and
               Principal Holders of        "Principal Holders  of Securities
               Securities                   and Controlling Persons"

16.            Investment Advisory         "The Investment Advisory
               and Other Services           Agreement and Other Services"


17.            Brokerage Allocation        "The Investment Advisory
                                            Agreement and Other
                                            Services"

18.            Capital Stock and           "Additional Information
               Other Securities             Regarding Purchases and
                                            Redemptions of Fund Shares"

19.            Purchase, Redemption         "Additional Information
               and Pricing of               Regarding Purchases and
               Securities Being             Redemptions of Fund
               Offered                      Shares"

20.            Tax Status                  "Taxes"

21.            Underwriters                 Additional Information
                                            Regarding Purchases and
                                            Redemptions of Fund
                                            Shares"

22.            Calculation of
               Performance Data            "Standard Performance
                                            Measures"

23.            Financial Statements         "Report of Independent
                                            Auditors and Financial
                                            Statements"

SMITH BREEDEN TRUST

   SMITH BREEDEN EQUITY INDEX PLUS FUND

STATEMENT OF ADDITIONAL INFORMATION

   JUNE 24, 1997

   100 Europa Drive, Suite 200
Chapel Hill, North Carolina 27514-2310
(919) 967-7221

   This Statement of Additional Information contains information pertaining to Smith Breeden Equity
Index Plus Fund which may be useful to investors and is not included in the Prospectus of the Smith
Breeden Equity Index Plus Fund. The former name of the Equity Index Plus Fund was the Smith
Breeden Equity Plus Fund.  This Statement is not a
Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Equity Index Plus Fund dated
June 24, 1997, as may be amended from time to time.
The Statement should be read together with the Prospectus.

Contents 						Page

DEFINITIONS						1
INVESTMENT RESTRICTIONS OF THE FUND		      	1
MISCELLANEOUS INVESTMENT PRACTICES AND
  RISK CONSIDERATIONS		       			3
TAXES				       			6
FUND CHARGES AND EXPENSES	       			7
MANAGEMENT OF THE FUND		       			7
THE INVESTMENT ADVISORY AGREEMENT
  AND OTHER SERVICES	 				9
PRINCIPAL HOLDERS OF SECURITIES AND
  CONTROLLING PERSONS		    			12
DETERMINATION OF NET ASSET VALUE    			13
ADDITIONAL INFORMATION REGARDING
  PURCHASES AND REDEMPTIONS
  OF FUND SHARES	    				13
SHAREHOLDER INFORMATION	    				15
SUSPENSION OF REDEMPTIONS   				15
SHAREHOLDER LIABILITY	    				15
STANDARD PERFORMANCE MEASURES				15
INDEPENDENT AUDITORS	     				18
EXPERTS			     				18
REPORT OF INDEPENDENT AUDITORS AND
  FINANCIAL STATEMENTS		  			18

		SMITH BREEDEN TRUST,
	   SMITH BREEDEN EQUITY INDEX PLUS FUND

	Statement of Additional Information


		DEFINITIONS


The "Trust"    	--	Smith Breeden Trust

   The "Fund"	--	Smith Breeden Equity Index Plus Fund, a
			series of the Trust offering its shares to the public.

The "Adviser"	--	Smith Breeden Associates, Inc., the Fund's
			investment adviser.

The "Custodian"	--	The Bank of New York, the Fund's custodian.

   "FPS Services"--	FPS Services, Inc., the Fund's investor
																	servicing agent.

		INVESTMENT RESTRICTIONS OF THE FUND

Subject to the Fund's ability to invest all or substantially all of its assets in another investment company with substantially the same investment objective, as fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

1.	Issue senior securities, borrow money or pledge its assets,
	except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the Securities and Exchange Commission) are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. 	Act as underwriter except to the extent that, in connection
	with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Purchase any security (other than obligations of the U.S.
	Government, its agencies and instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4.	Purchase any security, other than mortgage-backed
	securities, obligations of the U.S. Government, its agencies or instrumentalities or collateralized mortgage obligations, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

5.	Acquire, sell, lease or hold real estate or real estate
	limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

6.	Purchase or sell commodities or commodity contracts, except
	that the Fund may purchase and sell financial futures contracts and options thereon. (Does not include caps, floors, collars or swaps.)

7.	Invest in interests in oil, gas, mineral leases or other
	mineral exploration or development program.

8.	Invest in companies for the purpose of exercising control or
	management.

9.	Purchase securities of other investment companies, except to
	the extent permitted by the Investment Company Act.

10.	Make loans of money or property to any person, except
	through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

11.	Purchase securities on margin (but the Fund may obtain such
	short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

12.	Make short sales of securities or maintain a short position
	if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

(a)	sell over-the-counter options which it does not own; or

(b)	sell options on futures contracts which options it does
	not own.

As noted in the Prospectus, the Fund may invest up to 15% of its total net assets in illiquid securities.

In order to comply with certain "blue sky" restrictions, the Fund will not, as a matter of operating policy, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or the Fund's Adviser owns more than one half of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than one half of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Fund's Prospectus states that the Fund may engage in each of the following investment practices. However, the fact that the Fund may engage in a particular practice does not necessarily mean that it will actually do so.

Repurchase Agreements. The Fixed Income Segment may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker- dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Forward Commitments. The Fixed Income Segment may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. The Fund may make secured loans of Fixed Income Segment securities amounting to not more than 33 1/3% of the Fund's total assets thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Borrowing. The Fixed Income Segment may borrow from banks and enter into reverse repurchase agreements or dollar rolls (as described in Appendix A of the Prospectus) up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) to take advantage of investment opportunities and for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

   Reverse Repurchase Agreements and Dollar Roll Agreements.  The
Fixed Income Segment may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund.

			TAXES

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)	Derive at least 90% of its gross income from dividends,
	interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	derive less than 30% of its gross income from gains
	from the sale or other disposition of certain assets
	(including securities) held for less than three months;

(c)	distribute with respect to each taxable year at least
	90% of its taxable and tax-exempt income for such year;
	and

(d)	diversify its holdings so that, at the end of each
	fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

Qualification as a regulated investment company exempts the Fund from federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, the Fund must include dividends in income not when received but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later. Also, a portion of the yield on certain high yield securities (including certain payment-in-kind bonds) issued after July 10, 1989 may be treated as dividends.

Return of capital distributions.   If the Fund makes a
distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

		FUND CHARGES AND EXPENSES

Management Fees. The Fund pays a monthly fee to the Adviser based on the average net assets of the Fund, as determined at the close of each business day during the month, at an annual rate of 0.70%. Advisory fees paid for the fiscal year ended March 31, 1996 were $21,727. Advisory fees for each of the last three fiscal years ended March 31 were $5,931, $11,056 and $21,727, respectively. The amounts paid in prior fiscal years from June 30, 1992 through August 1, 1994 reflect a previous advisory contract rate of 0.35% of average net assets. For each of the last three fiscal years ended March 31, the Adviser reimbursed the Fund $104,828, $128,959 and $114,100, respectively, under expense limitation provisions.

   Other Expenses. The Fund pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to FPS Services which serves as the Fund's shareholder servicing and accounting agent are determined by contract as approved by the Board of Trustees.

		MANAGEMENT OF THE FUND

The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Fund who are responsible for administering the day-to-day operations of the Fund. Trustees and officers of the Fund are identified in the Prospectus.

All of the Trustees are Trustees of all the other funds managed by the Adviser and each independent trustee receives fees for his or her services. The Trustees do not receive pension or retirement benefits from the Fund.
The table below shows the fees paid to each independent Director for the fiscal year ended March 31, 1996:

Director		 		Aggregate Compensation

William F. Sharpe  				$ 4,250
Myron S. Scholes 				$     0
Stephen M. Schaefer				$     0

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Trustees and officers of the Fund who are also officers or shareholders of the Adviser will benefit from the advisory fees paid by the Fund.

Potential Conflicts of Interest. Principals of the Adviser as individuals own approximately 67% of the common stock of Harrington Financial Group, the holding company for Harrington Bank, FSB of Richmond, Indiana (the "Association"). As of May 31, 1996, the Association had total assets of $356 million. The Association invests in assets of the same types as those to be held by the Fund

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc. ("CFFG"), the holding company for certain banks and thrifts, to which the Adviser renders Investment Advisory services. The Fund will transact no business directly or indirectly with either CFFG or the banks and thrifts which it owns. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Fund.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Fund, or different from the Fund but trading in the same type of securities and instruments as the Fund. Portfolio decisions and results of the Fund's investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Fund.

	THE INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES

The investment manager of the Fund is Smith Breeden Associates, Inc. (the "Adviser"). The table in the Prospectus indicates which officers and trustees are affiliated persons of the Adviser.

Under the Investment Advisory Agreement between the Fund and the Adviser, subject to such policies as the Trustees may determine, the Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, the Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services and places all orders for the purchase and sale of the Fund's portfolio securities.

For details of the Adviser's compensation under the Investment Advisory Agreement, see "Fund Charges and Expenses" in this Statement. The Adviser's compensation under the Investment Advisory Agreement may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only such limitation as of the date of this Statement (imposed by the State of California) was 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any excess over $100 million.

Under the Investment Advisory Agreement, the Adviser may reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, and extraordinary expenses. The terms of the expense limitation currently in effect are described in the Prospectus and on the following page. The Fund pays all expenses not assumed by the Adviser including, without limitation, auditing, legal, tax preparation and consulting, custodial, investor servicing and shareholder reporting expenses.

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days written notice. It may be amended only by a vote of the shareholders of the Fund. The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment as defined in the Investment Company Act. The Investment Advisory Agreement provides that it will continue in effect after its initial term of two years only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities".

Under the terms of the Investment Advisory Agreement, the Adviser performs certain administrative services as follows: (1) coordinates with the Fund's custodian and transfer agent and monitors the services they provide to the Fund; (2) coordinates with and monitors other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Fund required by applicable law; (5) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (6) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of Fund expenses; and (8) takes such other actions with respect to the Fund as may be necessary in the opinion of the Advisor to perform its duties under the agreement.

The Adviser has voluntarily agreed to bear normal operating expenses (excluding litigation, indemnification and other extraordinary expenses) of the Fund, and, if necessary, to waive its advisory fee, for the period ending March 31, 1997 such that total operating expenses would not exceed 0.88% of the average net assets of the Fund. Such expense limitations, if any, are calculated daily based on average net assets and may be continued or modified by the Adviser at any time in its sole discretion.

Portfolio Transactions

Investment decisions.   Investment decisions for the Fund and for
the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. The Fund paid approximately $1000 in brokerage commissions on futures and options transactions for each of its three fiscal years ended March 31.

The Adviser places all orders for the purchase and sale of portfolio investments for the Fund and may buy and sell investments for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

When it is determined that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may execute transactions through brokers or dealers who provide quotations and other services to its advisory clients, including the quotations necessary to determine these clients' net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to the Adviser and its clients in such amount of total brokerage as may reasonably be required.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund (and, if permitted by law, of the other funds managed by the Adviser) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Adviser conducts extensive proprietary fixed income research with emphasis on mortgage-backed securities. The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes. The Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.

Investor Servicing Agent and Underwriter

   FPS Services is the Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Fund as an expense of all its shareholders. See "Fund Charges and Expenses" in this Statement for information on fees and reimbursements received by FPS Services. FPS Services is also investor servicing agent for the other funds managed by the Adviser and receives fees from each of those funds for its services.

Custodian

The Bank of New York ("Custodian") acts as custodian of the Fund's assets. In carrying out its duties under its custodian contract, the Custodian may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Fund pays the Custodian an annual fee based on the assets of the Fund and the Fund's securities transactions. The Fund also pays the Custodian an annual fee based on the Fund's securities holdings for the year and reimburses the Custodian for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services. The Custodian pays the fees and other charges of any subcustodian employed by it.

	PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS

   Listed below are the names and addresses of those shareholders who, as of February 28, 1997, owned 5% or more of the shares of the Fund.

Shareholder                            		Percentage
						Owned

Charles Schwab & Company			44.77%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Sammie C. Bledsoe 				7.79%
Sammie C. Bledsoe Trust
1737 East 30th Place
Tulsa, OK  74114

A Fund Trustee owns less than 1% of the shares of the Fund as of February 28, 1997.

		DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value as of the close of regular trading on the New York Stock Exchange at 4 p.m.

If any securities held by the Fund are restricted as to resale, the Adviser determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value following procedures approved by the Trustees.

	ADDITIONAL INFORMATION REGARDING PURCHASES AND
	REDEMPTIONS OF FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. Dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind. The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund in case of any emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets.
Should the Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

   Principal Underwriter. FPS Broker Services, Inc. (the "Principal Underwriter"), 3200 Horizon Drive, P.O. Box 61503, King of
Prussia, PA 19406-0903, is the principal underwriter for the Fund and is acting on a best efforts basis. The Principal Underwriter is registered as a broker-dealer under the Securities Exchange
Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

The Fund's underwriting agreement with the Principal Underwriter provides that the Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

The Principal Underwriter acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement,the Principal Underwriter may accept orders for Fund shares at the offering price. For these services, the Adviser pays the Principal Underwriter approximately $8000. The Principal Underwriter may enter into agreements with other broker-dealers for the sale of Fund shares by them.

Reinvestment Date. The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has its dividends reinvested. This date will vary and is not necessarily the same date as the record date or the payable date for cash dividends.

Special Services. The Fund may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. Such financial institutions may also charge a fee for their services directly to their clients.

		SHAREHOLDER INFORMATION

   Each time shareholders buy, redeem or exchange shares or receive a distribution, they will receive a statement confirming the transaction and listing their current share balance. The Fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Shareholders may call FPS Services toll-free at 1-800-221-3137 between 9:00 a.m.
and 7:00 p.m. (Eastern Time) for more information, including account balances.

		SUSPENSION OF REDEMPTIONS

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange (the "Exchange") is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

		SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

		STANDARD PERFORMANCE MEASURES

Total return data for the Fund may from time to time be presented in this Statement and in advertisements. Total return for the one-year period and for the life of the Fund is determined by calculating the actual dollar amount of investment return on a $250 investment in the Fund made at the net asset value at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. As of March 31, 1996, the average annual total return for the Fund since inception is 17.74% and the average annual total return for the one year period ended March 31, 1996 is 32.30%.

At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. The per share amount of any such fee reduction or assumption of expenses for the life of the Fund, will be reflected in the Prospectus as updated. Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

Independent statistical agencies measure the Fund's investment performance and publish comparative information showing how the Fund, and similar investment companies, performed in specified time periods. The agencies whose reports are commonly used for Morningstar comparisons are Lipper Analytical Services and Wiesenberger Investment Companies Service. From time to time, the Fund may distribute these comparisons to its shareholders or to potential investors.

The Fund's performance may also from time to time be compared to Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged list of common stocks frequently used as a general measure of stock market performance. Standard & Poor's performance figures reflect changes of market prices and reinvestment of all regular cash dividends and are not adjusted for commissions or other costs. Because the Fund is a managed portfolio investing in a variety of securities and derivative instruments, the securities it owns will not match those in the Index.

Other publications, indices, and averages which may be used are as follows:

a)	CDA Mutual Fund Report, published by CDA Investment
	Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

b)	Mutual Fund Source book, published by Morningstar, Inc. -
	analyzes price, yield, risk and total return for equity and fixed income funds.

c)	Financial publications:  Barron's, Business Week, Changing
	Times, Financial World, Forbes, Fortune, and Money magazines
	- rate fund performance over specified time periods.

d)	Consumer Price Index (or Cost of Living Index), published by
	the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

e)	Stocks, Bonds, Bills, and Inflation, published by Ibbotson
	Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

f)	Savings and Loan Historical Interest Rates - as published in
	the U.S. Savings & Loan League Fact Book.

g)	Salomon Brothers Broad Bond Index or its component indices -
	The Broad Index measures yield, price and total return for Treasury, Agency, Corporate, and Mortgage bonds.

h)	Salomon Brothers Composite High Yield Index or its component
	indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility
	High-Yield Index.

i)	Lehman Brothers Aggregate Bond Index or its component
	indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

j)	Lehman Brothers Government/Corporate Bond Index.

k)	Other taxable investments including certificates of deposit
	(CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

l)	Historical data supplied by the research departments of
	Lehman Brothers, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson Lufkin and Jenrette.

m)	Donoghues's Money Fund Report - industry averages for
	seven-day annualized and compounded yields of taxable, tax-free and government money funds.

n)	Total returns and yields for Treasury Securities and fixed
	income indices as published by Ryan Laboratories or other suppliers.

Volatility. Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on the portfolio to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market.
 Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is the portfolio's excess return (relative to T-Bills) divided by the standard deviation of its returns.

All data are based on past performance and do not predict future results.

		INDEPENDENT AUDITORS

Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the Fund's independent auditors, providing audit services, tax return review and preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

		EXPERTS

The audited financial statements of the Fund and related notes thereto included in this Statement of Additional Information have been so included in reliance upon the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

	REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The unaudited financial statements for the six months ended September 30, 1996 are attached. In addition, the audited financial statements for the Fund's
fiscal year ended March 31, 1996 are also attached.   Prior to August 1, 1996,
the Fund was known as the Smith Breeden Market Tracking Fund.
See attached reports.

   		  SMITH BREEDEN EQUITY PLUS FUND
        FINANCIAL STATEMENTS:SIX MONTHS ENDED SEPTEMBER 30, 1996

SCHEDULE OF INVESTMENTS  (Unaudited)                     SEPTEMBER 30, 1996

Face Amount     Security        			   Market Value

        	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 102.30%

        	FEDERAL HOME LOAN MORTGAGE CORPORATION -
         	1.75% *

        	FHLMC:

$123,880        9.50%, due 7/1/02 .........................    $128,102

        	TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                (Cost $128,393) ...........................     128,102

        	FEDERAL NATIONAL MORTGAGE ASSOCIATION -
	        13.43% *

	        FNMA:
  125,927       12.50%, due 9/1/12 ........................     144,608
  107,397       13.50%, due 11/1/14 to 1/1/15 .............     124,998

	        FNMA ARM:

  690,824       7.756%, due 9/1/18.........................     713,148

	        TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (Cost $969,055) ...........................     982,754

	        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
	        68.00%

	        GNMA ARM:
1,879,739       6.00%, due 7/20/26 to 8/20/26 .............   1,869,847
  948,469       6.50%, due 2/20/16 to 7/20/26 .............     959,102
  117,113       6.875%, due 9/20/22 .......................     118,691
1,718,773       7.125%, due 4/20/16 to 5/20/22 ............   1,749,456
  272,131       7.250%, due 8/20/22 .......................     276,893

	        TOTAL GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (Cost $4,935,694) .............   4,973,989

  	      	U.S. GOVERNMENT OBLIGATIONS - 19.12%

        	U.S. TREASURY BILL **
  750,000       5.09%, due 12/19/96 .......................     741,985
  400,000       4.85%, due 12/19/96 .......................     395,725
  270,000       5.38%, due 5/29/97 ........................     260,550

        	TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost $1,397,673) .........................   1,398,260


	        TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (Cost $7,430,815) .........................   7,483,105

Contracts       THREE MONTH EURODOLLAR FUTURES OPTIONS- 0.03%

20              Put on Eurodollar futures, expires 3/97,
        	strike price $92.50 .......................         750
25              Put on Eurodollar futures, expires 3/97,
        	strike price $92.75........................       1,250

	        TOTAL EURODOLLAR FUTURES OPTIONS
                (Cost $8,722) .............................       2,000

	        5 YEAR TREASURY NOTE FUTURES OPTIONS - 0.04%

5               Put on five year Treasury note futures,
                expires 11/96, strike price $105...........       2,656

	        5 YEAR TREASURY NOTE FUTURES OPTIONS
                (Cost $5,988) .............................       2,656

                TOTAL INVESTMENTS (Cost $7,445,525) -
		102.36%....................................   7,487,761

        	CASH AND OTHER ASSETS LESS LIABILITIES -
	        (2.36%)....................................    (172,856)

	        NET ASSETS - 100.00% ......................  $7,314,905

* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at September 30, 1996. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

Portfolio Abbreviations:
ARM       -  Adjustable-Rate Mortgage
FHLMC     -  Federal Home Loan Mortgage Corporation
FNMA      -  Federal National Mortgage Association
GNMA      -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
(Unaudited)



ASSETS:
   Investments at market value (identified
   cost $7,445,525)(Note 1)...................             $7,487,761
   Cash.......................................                133,707
   Receivables:
      Interest................................                 36,009
      Maturities..............................                  2,067
      Subscriptions...........................                  1,100
   Prepaid expenses...........................                  3,284
   Deferred organization expenses (Note 1)....                 20,653
        TOTAL ASSETS..........................              7,684,581

LIABILITIES:
   Variation margin on futures contracts (Note 2)               1,000
   Redemptions payable........................                 17,902
   Payable for securities purchased...........                318,747
   Due to adviser (Note 3)....................                 24,464
   Accrued expenses...........................                  7,563
        TOTAL LIABILITIES.....................                369,676

NET ASSETS:
   (Applicable to outstanding shares of 603,141;
    unlimited number of shares of beneficial
    interest authorized; no stated par).......             $7,314,905

   Net asset value, offering price and
   redemption price per share
   ($7,314,905 / 603,141).....................                $12.13

SOURCE OF NET ASSETS:
   Paid in capital............................              6,977,379
   Undistributed net investment income........                 51,935
   Accumulated net realized gain on investments               181,678
   Net unrealized appreciation of investments.                103,913
        NET ASSETS............................             $7,314,905



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
(Unaudited)


INVESTMENT INCOME:
    Interest and discount earned, net of premium
    amortization (Note 1)........................            $179,234

EXPENSES:
    Advisory fees (Note 3).......................              19,368
    Accounting and pricing services fees.........              12,500
    Custodian fees...............................               5,595
    Audit and tax preparation fees...............               6,500
    Legal fees...................................                 600
    Amortization of organization expenses (Note 1)             13,934
    Transfer agent fees..........................              14,012
    Registration fees............................              10,167
    Trustees fees and expenses...................               1,875
    Insurance expense............................               3,266
    Other........................................               1,773
        TOTAL EXPENSES BEFORE REIMBURSEMENT......              89,590
        Expenses reimbursed by Adviser (Note 3)..             (64,897)
        NET EXPENSES.............................              24,693
        NET INVESTMENT INCOME....................             154,541

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments.............             228,555
    Change in unrealized appreciation of investments           65,639
    Net realized and unrealized gain on investments           294,194
    Net increase in net assets resulting from
    operations...................................            $448,735



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

 				       Six Months
        			       Ended
                		       September 30,
        			       1996        	Year Ended
        			       (Unaudited)      March 31, 1996
OPERATIONS:
   Net investment income..............   $154,541          $171,628
   Net realized gain on investments...    228,555           709,594
   Change in unrealized appreciation
   (depreciation) of investments......     65,639           (66,654)
   Net increase in net assets
   resulting from operations..........    448,735           814,568

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income  (115,200)         (159,034)
   Distributions from net realized
   gains on investments...............   (346,002)         (371,974)
   Total distributions................   (461,202)         (531,008)

CAPITAL SHARE TRANSACTIONS:
   Shares sold........................  2,454,310         2,256,010
   Shares issued on reinvestment
   of distributions...................    428,081           502,798
   Shares redeemed....................   (321,553)         (383,180)
   Increase in net assets resulting from
   capital share transactions (a).....  2,560,838         2,375,628
       TOTAL INCREASE IN NET ASSETS...  2,548,371         2,659,188

NET ASSETS:
   Beginning of period................  4,766,534         2,107,346
   End of period...................... $7,314,905        $4,766,534

(a)  Transactions in capital shares
     were as follows:
        Shares sold...................    204,835           183,531
        Shares issued on reinvestment
        of distributions..............     36,227            42,520
        Shares redeemed...............    (26,450)          (32,004)
        Net increase..................     214,612          194,047
        Beginning balance ............     388,529          194,482
        Ending balance................     603,141          388,529



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
FINANCIAL HIGHLIGHTS <F5>

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.
		        Six Months
        		Ended              Year       Year       Year       Period
                	September 30,      Ended      Ended      Ended      Ended
        		1996               March 31,  March 31,  March 31,  March 31,
        		(Unaudited)        1996       1995       1994       1993 <F3>
Net Asset Value,
Beginning of Period...  $12.27        $10.84     $9.88      $10.85      $10.00
  Income From Investment
  Operations
  Net investment income   0.294          0.615     0.568       0.476       0.355
  Net realized and
  unrealized gain
  (loss) on
  investments.........    0.627          2.768     1.081      (0.216)      1.281
    Total from
    investment
    operations........    0.921          3.383     1.649       0.260       1.636
  Less Distributions
  Dividends from net
  investment income...   (0.240)       (0.583)   (0.568)     (0.472)     (0.311)
  Dividends in excess
  of net investment
  income..............      -             -      (0.001)        -          -
  Distributions from net
  realized gains on
  investments.........   (0.821)       (1.370)   (0.047)     (0.701)      (0.420)
  Distributions in
  excess of net realized
  gains on investments.     -             -      (0.073)     (0.057)      (0.055)
  Total distributions..  (1.061)       (1.953)   (0.689)     (1.230)      (0.786)
Net Asset Value,
End of Period.........  $12.13         $12.27    $10.84       $9.88       $10.85
Total Return..........   16.26% <F4>    32.30%    17.18%       2.19%       22.59% <F4>
Ratios/Supplemental Data
   Net assets, end of
   period.............$7,314,905  $4,766,534  $2,107,346  $1,760,519   $903,846
   Ratio of expenses to
   average net assets<F1>0.89% <F4>     0.90%     0.90%       0.90%   0.57% <F4>
   Ratio of net
   investment income to
   average net assets<F2>5.65% <F4>     5.53%     7.44%       8.02%   5.28% <F4>
   Portfolio turnover
   rate...............     88%           107%      120%        119%    271%

<F1>
The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 3.25%, 4.58%, 7.75%, 7.08%, and 28.48% for the six months ended
September 30, 1996, and the years ended March 31, 1996, March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.
<F2>
The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was 3.29%, 1.85%, 0.59%, 1.84%, and (22.63%) for
the six months ended September 30, 1996, and the years ended March 31, 1996,
March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.
<F3>
Commenced operations June 30, 1992.
<F4>
Annualized
<F5>
The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.        SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Equity Plus Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1996, the Fund had no net capital loss carryforward.

C. Repurchase Agreements: The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited)
E. Determination Of Gains Or Losses On Sales Of Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.        FINANCIAL INSTRUMENTS
A. Derivative Financial Instruments Held or Issued for Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of September 30, 1996:


Type       Notional Amount  Position   Expiration Month      Unrealized
							     Gain/(Loss)
3 Month
Eurodollar   10,000,000      Long     December, 1996             $3,155
3 Month
Eurodollar    6,000,000      Long        March, 1997              7,323
3 Month
Eurodollar    7,000,000     Short    September, 1997             (5,707)
3 Month
Eurodollar    8,000,000     Short        March, 1998             (5,011)
3 Month
Eurodollar    6,000,000     Short    September, 1998             (8,976)
3 Month
Eurodollar    5,000,000     Short        March, 1999             (3,148)
3 Month
Eurodollar    8,000,000     Short    September, 1999             (7,261)
3 Month
Eurodollar    3,000,000     Short        March, 2000             (1,888)
                                                        Total  ($21,513)

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited)

The aggregate market value of investments pledged to cover margin requirements for the open positions at September 30, 1996 was $310,016.

B. Derivative Financial Instruments Held or Issued for Trading Purposes:
The Fund invests in Futures Contracts on the S&P 500 Index and New York Stock Exchange Index whose return is expected to track movements in the S&P 500 Index.

The Fund had the following open futures contracts on the S&P 500 and New York Stock Exchange Indexes as of September 30, 1996:


Type        Notional Amount   Position   Expiration Month   Unrealized Gain

S&P 500    $  3,456,000       Long     December, 1996      $  22,145
S&P 500       3,835,700       Long        March, 1997         60,700
NYSE            184,475       Long     December, 1996            343
                                                    Total  $  83,188

3.        INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.88% through March 31, 1997. For the six months ended September 30, 1996, the Adviser received fees of $19,368 and reimbursed the Fund $64,897.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.
Certain officers and trustees of the Fund are also officers and directors of the Adviser.

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited)

4.        INVESTMENT TRANSACTIONS
During the six months ended September 30, 1996, purchases and proceeds from sales of securities, other than short-term investments, aggregated $6,572,454 and $4,439,545, respectively. The cost of securities for federal income tax purposes is $7,445,525. Net unrealized appreciation of investments and futures contracts consists of:

                Gross unrealized appreciation.......... $114,274
                Gross unrealized depreciation..........  (10,361)
                Net unrealized appreciation............ $103,913

                 MARKET TRACKING FUND
                      ANNUAL REPORT
               FISCAL YEAR ENDED MARCH 31, 1996

PERFORMANCE REVIEW
The Smith Breeden Market Tracking Fund provided at total return of 32.30% for the year ended March 31, 1996, while the S&P 500 index return was 32.10%. The annualized total return of the Market Tracking Fund from its inception on June 30, 1992 through March 31, 1996 was 17.74%, while the annualized return of the S&P 500 index was 16.10% over the same period.

The S&P 500 index, with dividends reinvested, has posted positive returns every month from December 1994 through March 1996, with the one exception of a -0.36% return in October of 1995. This excellent performance was supported by strong corporate earnings combined with low inflation and generally falling long term interest rates. Long term interest rates, as measured by the yield on the benchmark thirty year U.S. Treasury Bond, fell from 7.43% in March 1995 to 5.96% in December 1995. Falling long term interest rates benefit stocks in two ways. Firstly, as bond yields fall, the price of bond investments increases, and stocks become more attractive as an alternative to bonds. Secondly, lower interest rates directly help raise corporate earnings by lowering interest expense, which in turn supports higher stock prices.

IN ACCORDANCE WITH REG. 232.304 OF REGULATION S-T, THE FOLLOWING
IS A DESCRIPTION OF THE GRAPH PRESENTED HERE IN THE TEXT IN
COMPLIANCE WITH ITEM 5a. OF FORM N-1A:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MARKET TRACKING FUND VERSUS THAT OF ITS BENCHMARK, THE S&P 500 INDEX. FROM INCEPTION OF JUNE 30, 1992 THROUGH MARCH 31, 1996, AN INVESTMENT OF $10,000 IN THE MARKET TRACKING FUND WOULD HAVE GROWN TO $18,459, VERSUS $17,514, IF INVESTED IN THE S&P 500 INDEX. THE AVERAGE ANNUAL TOTAL RETURN IN THE MARKET TRACKING FUND WAS 32.30% FOR THE ONE YEAR PERIOD, 16.57% FOR THE THREE YEAR PERIOD, AND 17.74% FOR THE PERIOD SINCE INCEPTION.

In the first quarter of 1996, the stock market rally continued unabated, with the S&P 500 index returning 5.37%, and the Market Tracking Fund returning 5.90%. Interest rates however began climbing during the first quarter fueled by investors' fears of higher inflation in the future. The thirty year benchmark U.S. Treasury yield rose from 5.96% in December 1995 to 6.66% on March 31, 1996. Despite the climb in interest rates, investors continued to expect strong earnings growth and accordingly were willing to buy stocks at higher prices over the quarter.

The Market Tracking Fund can be viewed as comprising income and equity segments: the income segment invests in a combination of U.S. Government Agency mortgage securities, hedged to a low level of interest rate risk, along with U.S. Treasury Bills, while the equity segment invests in S&P 500 index futures contracts with a notional value approximately the same as the Fund's net assets. When the return on the income segment of the portfolio exceeds the funding cost implicit in the price of the S&P 500 futures contracts plus the operating expenses incurred by the Fund, the Fund is able to outperform the S&P 500 index. This strategy was successful in the year to March 31, 1996, with the Fund providing a total return 0.20% in excess of the total return of the S&P 500 index.

Mortgage securities held in the income segment of the portfolio varied from 95% of net assets in March 1995 to a low of 80% in November 1995, and stood at 89% in March 1996. The balance of the income segment was invested in U.S. Treasury Bills. During the year, the Fund's holdings of 9.5% to 13.5% coupon FNMA and FHLMC fixed-rate mortgages were reduced, dropping from 38% of net assets in March 1995 to 10% in March 1996. In their place GNMA and FNMA adjustable-rate mortgage securities were purchased, and holdings of these securities rose from 52% of net assets to 78% of assets over the year. The change in portfolio composition resulted from opportunities to sell securities at a relatively low risk-adjusted yield and to purchase securities at a higher risk-adjusted yield. Portfolio turnover, which is calculated by dividing the lesser of purchases and sales by average assets, was 107% for the year.

SMITH BREEDEN MARKET TRACKING FUND
SCHEDULE OF INVESTMENTS                               MARCH 31, 1996
Face Amount                Security                      Market Value

             U.S. GOVERNMENT & AGENCY OBLIGATIONS - 99.61%

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.49% *

             FHLMC:
 $146,653    9.50%, due 7/1/02 .......................      $153,163
   53,465    12.50%, due 2/1/14 ......................        60,699

             TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
	      (Cost $212,374).........................       213,862

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.92% *

             FNMA:
  139,126    12.50%, due 9/1/12 ......................       159,548
  109,513    13.50%, due 11/1/14 to 1/1/15 ...........       125,483

             FNMA ARM:
  342,269    5.98%, due 9/1/25 .......................       350,845
  758,504    7.687%, due 9/1/18 ......................       780,943
   54,881    7.839%, due 12/1/26 .....................        56,916

             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (Cost $1,460,675).......................     1,473,735

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 53.22% *

             GNMA ARM:
1,010,000    5.50%, due 3/20/26 ......................       998,082
  325,955    6.75%, due 2/20/16 ......................       330,601
  136,926    7.00%, due 5/20/25 ......................       139,611
1,047,808    7.375%, due 4/20/16 to 6/20/21 ..........     1,068,366

             TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (Cost $2,536,598).......................     2,536,660

             U.S. GOVERNMENT OBLIGATIONS - 10.98%

             U.S. TREASURY BILL **
  300,000    5.00%, due 6/27/96 ......................       296,375
  230,000    5.02%, due 6/27/96 ......................       227,221

             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Cost $523,585) ........................       523,596

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $4,733,232).......................     4,747,853

             THREE MONTH EURODOLLAR FUTURES PUT OPTIONS - 0.01%
Contracts
       20    Expires 6/96, Strike Price $93.75 .......           500
             TOTAL EURODOLLAR PUT OPTIONS (Cost $1,590)          500

             TOTAL INVESTMENTS (Cost $4,734,822) -
              99.62% .................................     4,748,353

             CASH AND OTHER ASSETS LESS LIABILITIES -
              0.38% ..................................        18,181

             NET ASSETS - 100.00% ....................    $4,766,534

* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1996. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

Portfolio Abbreviations:
ARM       -  Adjustable-Rate Mortgage
FHLMC     -  Federal Home Loan Mortgage Corporation
FNMA      -  Federal National Mortgage Association
GNMA      -  Government National Mortgage Association

 The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1996



ASSETS:
   Investments at market value
      (identified cost $4,734,822)(Note 1)..............     $4,748,353
   Cash.................................................         35,919
   Receivables:
      Interest..........................................         26,778
      Maturities........................................          4,329
      Subscriptions.....................................          4,760
      Other.............................................            848
   Prepaid expenses.....................................             27
   Deferred organization expenses (Note 1)..............         34,587
        TOTAL ASSETS....................................      4,855,601

LIABILITIES:
   Variation margin on futures contracts................         48,342
   Due to adviser (Note 3)..............................         29,004
   Accrued expenses.....................................         11,721
        TOTAL LIABILITIES...............................         89,067

NET ASSETS:
   (Applicable to outstanding shares of 388,529;
    unlimited number of shares of beneficial
    interest authorized; no stated par).................     $4,766,534

   Net asset value, offering price and redemption
      price per share ($4,766,534 / 388,529)............         $12.27

SOURCE OF NET ASSETS:
   Paid in capital......................................     $4,416,541
   Undistributed net investment income..................         12,594
   Accumulated net realized gain on investments.........        299,125
   Net unrealized appreciation of investments...........         38,274
        NET ASSETS......................................     $4,766,534



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1996


INVESTMENT INCOME:
    Interest and discount earned, net of
    premium amortization (Note 1)..................       $199,564

EXPENSES:
    Advisory fees (Note 3).........................         21,727
    Accounting and pricing services fees...........         25,000
    Custodian fees.................................          8,455
    Audit and tax preparation fees.................          4,800
    Legal fees.....................................          2,250
    Amortization of organization expenses (Note 1).         27,943
    Transfer agent fees............................         25,284
    Registration fees..............................         20,004
    Trustees fees and expenses.....................          3,630
    Insurance expense..............................          2,793
    Other..........................................            150
        TOTAL EXPENSES BEFORE REIMBURSEMENT........        142,036
        Expenses reimbursed by Adviser (Note 3)....       (114,100)
        NET EXPENSES...............................         27,936
        NET INVESTMENT INCOME......................        171,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments...............        709,594
    Change in unrealized appreciation of
    investments....................................        (66,654)
    Net realized and unrealized gain on
    investments....................................        642,940
    Net increase in net assets resulting
    from operations................................       $814,568





The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1996 AND 1995

                                            Year Ended       Year Ended
                                         March 31, 1996   March 31, 1995
OPERATIONS:
   Net investment income............          $171,628         $140,115
   Net realized gain (loss) on
   investments......................           709,594          (64,050)
   Change in unrealized appreciation
   (depreciation) of investments....           (66,654)         229,458
   Net increase in net assets
   resulting from operations........           814,568          305,523

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment
   income...........................          (159,034)        (104,085)
   Dividends in excess of net
   investment income................               -               (251)
   Distributions from net realized
   gains on investments.............          (371,974)          (9,133)
   Distributions in excess of
   net realized gains on investments               -            (13,962)
   Total distributions..............          (531,008)        (127,431)

CAPITAL SHARE TRANSACTIONS:
   Shares sold......................         2,256,010          200,709
   Shares issued on reinvestment of
   distributions....................           502,798          120,434
   Shares redeemed..................          (383,180)        (152,408)
   Increase in net assets resulting
   from capital share transactions
   (a)..............................         2,375,628          168,735
       TOTAL INCREASE IN NET ASSETS.         2,659,188          346,827

NET ASSETS:
   Beginning of year................         2,107,346        1,760,519
   End of year......................        $4,766,534       $2,107,346

(a)  Transactions in capital shares
     were as follows:
        Shares sold.................           183,531           19,300
        Shares issued on reinvestment
        of distributions............            42,520           11,593
        Shares redeemed.............           (32,004)         (14,689)
        Net increase................           194,047           16,204
        Beginning balance ..........           194,482          178,278
        Ending balance..............           388,529          194,482




The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1996


                                                        Year Ended
                                                      March 31, 1996
Cash Flows from Operating Activities:
   Net increase in net assets resulting
   from operations................................         $814,568
   Net realized and unrealized gain on investments         (642,940)
     Net investment income........................          171,628

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Net paydown gains and losses...................           16,109
   Increase in interest receivable................          (11,919)
   Decrease in other assets.......................           31,562
   Decrease in other liabilities..................          (19,935)
     Net cash provided by operating activities....          187,445

Cash Flows from Investing Activities:
   Settlement payment on S&P 500 equity
   swap contract..................................          168,247
   Proceeds from futures variations...............          554,718
   Proceeds from sales of long-term investments...        2,826,874
   Proceeds from maturities of short-term
   investments....................................        2,365,000
   Proceeds from sales of short-term investments..        2,627,509
   Proceeds from paydowns of long-term investments          449,569
   Purchases of long-term investments.............       (5,625,270)
   Purchases of short-term investments............       (5,439,093)
     Net cash used in investing activities........       (2,072,446)

Cash Flows from Financing Activities:
   Purchase of shares tendered....................        1,868,070
   Dividends from net investment income and
   realized gains.................................          (28,210)
     Net cash provided by financing activities....        1,839,860
     Net decrease in cash.........................          (45,141)

Cash at beginning of year.........................           81,060
Cash at end of year...............................          $35,919

Noncash Financing Activities:
   Market value of shares issued to stockholders
     through reinvestment of dividends............         $502,798




The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.

                       Year        Year	          Year 	         Period
                       Ended       Ended          Ended	         Ended
                  March 31, 1996 March 31, 1995 March 31, 1994 March 31,1993*

Net Asset Value,
Beginning of Period   $10.84        $9.88         $10.85        $10.00
Income From Investment
Operations
 Net investment
 income..........       0.615        0.568          0.476         0.355
 Net realized and
 unrealized gain
 (loss) on
 investments.....       2.768        1.081         (0.216)        1.281
     Total from
     investment
     operations..       3.383        1.649          0.260         1.636
Less Distributions
 Dividends from
 net investment
 income..........      (0.583)      (0.568)        (0.472)       (0.311)
 Dividends in excess
 of net investment
 income..........         -         (0.001)           -             -
 Distributions from
 net realized gains
 on investments..      (1.370)      (0.047)       (0.701)        (0.420)
 Distributions in
 excess of net
 realized gains on
 investments.....          -        (0.073)       (0.057)        (0.055)
     Total
     distributions     (1.953)      (0.689)       (1.230)        (0.786)
Net Asset Value,
End of Period....     $12.27       $10.84         $9.88         $10.85
Total Return.....      32.30%	    17.18%         2.19%         22.59%**
Ratios/Supplemental Data
 Net assets, end
 of period.......  $4,766,534    $2,107,346      $1,760,519    $903,846
 Ratio of expenses
 to average net
 assets (1)......       0.90%        0.90%         0.90%          0.57%**
 Ratio of net
 investment income
 to average net
 assets (2)......       5.53%        7.44%         8.02%          5.28%**
 Portfolio
 turnover rate...        107%         120%          119%           271%
    ______________________
(1) The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 4.58%, 7.75%, 7.08%, and 28.48% for the years ended March 31, 1996, March 31,1995, March 31, 1994, and the period ended March 31, 1993, respectively.


(2) The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was 1.85%, 0.59%, 1.84%, and (22.63%) for the years ended March 31, 1996, March 31, 1995,
     March 31, 1994, and the period ended March 31, 1993, respectively.


* The Smith Breeden Market Tracking Fund commenced operations June 30,1992. ** Annualized


The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN MARKET TRACKING FUND
NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Market Tracking Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1996, the Fund had no net capital loss carryforward.

C. Repurchase Agreements: The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

E.  Determination Of Gains Or Losses On Sales Of Securities:
Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.  FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts, held for purposes other than trading, as of March 31, 1996:

              Notional               Expiration    Unrealized
Type          Amount        Position  Month         Gain/(Loss)

Eurodollar   $3,000,000     Short    June, 1996       $   (88)
Eurodollar    5,000,000     Short    September, 1996   (1,473)
Eurodollar    6,000,000     Short    September, 1997    3,973
Eurodollar    6,000,000     Short    September, 1998     (601)
Eurodollar    4,000,000     Short    September, 1999     (418)

                                                      $ 1,393


The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1996 was $227,221.

B.  Derivative Financial Instruments Held or Issued for Trading
Purposes:  The Fund invests in Futures Contracts on the S&P 500
Index whose return is expected to track movements in the S&P 500
Index.

The Fund had fifteen open futures contracts on the S&P 500 Index as of March 31, 1996:

            Notional              Expiration      Unrealized
Type        Amount      Position  Month           Gain


S&P 500  $4,841,250     Long      June, 1996      $23,350



3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
    AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.


The Adviser has voluntarily agreed to limit the expenses of the Fund to 0.90% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.90% through March 31, 1996. For the year ended March 31, 1996, the Adviser received fees of $21,727 and reimbursed the Fund $114,100.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.


4.  INVESTMENT TRANSACTIONS
During the year ended March 31, 1996, purchases and proceeds from sales of securities, other than short-term investments, aggregated $5,597,637 and $2,831,265, respectively. The cost of securities for federal income tax purposes is $4,734,822. Net unrealized appreciation of investments and futures contracts consists of:

      Gross unrealized appreciation.......    $47,183
      Gross unrealized depreciation.......     (8,909)
      Net unrealized appreciation.........    $38,274

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Market Tracking Fund of the Smith Breeden Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Market Tracking Fund of the Smith Breeden Trust as of March 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three year period then ended and the period June 30, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Market Tracking Fund of the Smith Breeden Trust as of March 31, 1996, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 10, 1996

                                 FORM N-1A

                        PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a)  Financial Statement filed with Part B

(b)  Exhibits:
(1)       Declaration of Trust:Incorporated by Reference
(2)       By-Laws:Incorporated by Reference
(3)       Voting Trust Agreement--Not Applicable
(4)       Specimen Share Certificate--Incorporated by Reference
(5)       Form of Investment Advisory Agreement
           for Smith Breeden Trust: Incorporated by Reference
(6)       Form of Underwriting or Distribution
          Agreement: Incorporated by Reference
(7)       Bonus, Profit Sharing, Pension and Other
          Similar Arrangements -- Not Applicable
(8)       Custodian Agreement: Incorporated by Reference
(9)(a)    Shareholder Services Agreement: Incorporated by Reference
(9)(b)    Accounting Services Agreement:  Incorporated by Reference
(9)(c)    Sub-Administration Agreement-   Not Applicable
(10)      Opinion and Consent of Counsel:     Incorporated by Reference
          to Pre-Effective Amendment Number 2 filed April 14, 1992
(11)      Independent Auditor's Consent
(12)      Financial Statements Omitted from Item 23 --
          Not Applicable
(13)      Letter of Understanding relating to
          initial capital--Incorporated by Reference
(14)      Model Retirement Plan -- Not Applicable
(15)      Form of Rule 12b-1 Plan for Smith
          Breeden Trust: Incorporated by Reference
(16)      Performance Calculation --
          Not Applicable
(17)      Powers of Attorney--Incorporated by Reference
(18)      Financial Data Schedule

Item 25.  Persons Controlled by or under Common Control with Registrant.

   There were no persons directly or indirectly controlled by or under common control with the Registrant as of March 31, 1997.

Item 26.  Number of Holders of Securities.

                                NUMBER OF RECORD HOLDERS
TITLE OF CLASS                    AS OF MARCH 31, 1997

Smith Breeden Equity Index Plus Fund           434
Shares of Beneficial Interest

Item 27.  Indemnification.

Reference is made to Article IV,Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable.
In the event that a claim for indeminfication against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 28.  Business and Other Connections of Adviser.

Smith Breeden Associates, Inc. (the "Adviser") acts as investment adviser to financial institution, insurance, pension, charitable foundation clients and other registered investment companies. For a description of the officers and directors of the Adviser and their business affiliations, see "Management of the Fund" in the Prospectus contained within this Registration Statement.

Item 29.    Principal Underwriters

   (a) FPS Broker Services, Inc., located at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, is the principal underwriter. FPS Broker Services also serves as the Principal Underwriter for The Brinson Funds, Inc., Chicago Trust Funds, Fairport Funds, First Mutual Funds, Focus Trust, Inc., IAA Trust Mutual Funds, Matthews International Funds, MCM Funds, Polynous Trust, Sage/TSO Trust, Smith Breeden Series Fund,
Smith Breeden Trust, The Stratton Funds, Inc.,
Stratton Growth Fund, Inc., Stratton Monthly Dividend Shares,
Inc.,  The Japan Alpha Fund, and The Timothy Plan.

    (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

NAME AND PRINCIPAL       POSITION AND OFFICES     POSITION
BUSINESS ADDRESS         WITH UNDERWRITER         AND OFFICES
                                                  WITH REGISTRANT

Kenneth J. Kempf       Director and President     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Lynne M. Cannon        Vice President and Principal   	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Rocco C. Cavalieri     Director and Vice President     	None
3200 Horizon Drive
P.O Box 61503
King of Prussia, PA
19406-0903

Gerald J. Holland      Director, Senior Vice 		None
3200 Horizon Drive     President and Principal
P.O. Box 61503
King of Prussia, PA
19406-0903

Joseph M. O'Donnell    Director and Vice President     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Sandra L. Adams         Assistant Vice President       	None
3200 Horizon Drive      and Principal
P.O. Box 61503
King of Prussia, PA
19406-0903

John H. Leven           Treasurer           	        None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Mary P. Efstration      Secretary                     	None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FPS
Services, Inc., the parent of the Underwriter.

c)    Not Applicable.


Item 30.  Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices:

         (1) FPS Services, Inc., 3200 Horizon Drive, P. O. Box
     61503, King of Prussia, Pennsylvania  19406-0903
     (2) Smith Breeden Associates, Inc., 100 Europa Drive,
     Suite 200, Chapel Hill, NC 27514

Item 31.  Management Services.

    There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  Undertakings.

(a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) The registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, the State of North Carolina, on the 25th day of April, 1997.


                                   SMITH BREEDEN TRUST



                                   By
                                        Michael J. Giarla
                                        President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                TITLE                      DATE



Michael J. Giarla        President,                  April 25, 1997
                         Trustee


Douglas T. Breeden*      Trustee                     April 25, 1997



Stephen M. Schaefer*     Trustee                     April 25, 1997



Myron S. Scholes*        Trustee                     April 25, 1997



William F. Sharpe*       Trustee                     April 25, 1997



Marianthe S. Mewkill     Principal Financial         April 25, 1997
                         and Accounting Officer

* By:
     Marianthe S. Mewkill

*Attorney-in-Fact pursuant to power-of-attorney filed previously.